LEGG MASON PARTNERS VARIABLE MULTIPLE DISCIPLINE PORTFOLIO – GLOBAL ALL CAP GROWTH AND VALUE

(THE “FUND”)

(a series of Legg Mason Partners Variable Equity Trust)

SUPPLEMENT DATED JUNE 6, 2007

TO PROSPECTUS DATED APRIL 30, 2007

The following information supplements the Fund’s Prospectus under the section titled “Management – The portfolio managers” and supersedes any contrary information:

Management – The portfolio managers

Effective June 6, 2007, the Fund’s Large Cap Value segment is co-managed by Robert Feitler and Dmitry Khaykin. Mr. Feitler joined the subadviser or its affiliates or predecessor firms in 1995. Mr. Khaykin joined the subadviser or its affiliates or predecessor firms in 2003. Prior to 2003, Mr. Khaykin was a research analyst (telecommunications) at Gabelli & Company, Inc. and an associate in the risk management division of Morgan Stanley & Co. Inc.

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